________________________________________________________________________________



                        _______________________________



                      MRS. FIELDS' HOLDING COMPANY, INC.


                        _______________________________



                            STOCKHOLDERS' AGREEMENT

                                     among

                      MRS. FIELDS' HOLDING COMPANY, INC.

                                      and

                               ITS STOCKHOLDERS

                       ________________________________



                           Dated as of  June  , 1998


                       ________________________________



________________________________________________________________________________

                               TABLE OF CONTENTS
                            (Not Part of Agreement)


Section                          Heading                                   Page
-------                          -------                                   ----
1.  Certain Definitions....................................................   2

2.  Management.............................................................   7
      2.1.  Board of Directors; Shareholders...............................   7
      2.2.  Authority of Board of Directors................................   8
      2.3.  No Conflict with Agreement.....................................   8

3.  Transfers of Shares of Common Stock....................................   8
      3.1.  Restrictions on Transfer.......................................   8
      3.2.  Exceptions to Restrictions.....................................   9
      3.3.  Endorsement of Certificates....................................  10
      3.4.  Improper Transfer..............................................  11

4.  Rights of First Refusal; Drag-Along Rights; Tag-Along Rights...........  11
      4.1.  Transfers by Shareholders......................................  11
      4.2.  Transfer of Offered Securities to Third
                 Parties...................................................  13
      4.3.  Purchase of Offered Securities.................................  13
      4.4.  Drag-Along Rights..............................................  14
      4.5.  Tag-Along Rights...............................................  16

5.  Registration Rights....................................................  17
      5.1.  Demand Registration............................................  17
      5.2.  Piggyback Registrations........................................  20
      5.3.  Registration Procedures........................................  22
      5.4.  Indemnification................................................  27
      5.5.  Contribution...................................................  30
      5.6.  Rule 144.......................................................  31

6.  Call Right of the Company; Put Right of
      Management Investors.................................................  32
      6.1.  Call Right; Purchase Price.....................................  32
      6.2.  Call Notices...................................................  32

      6.3.  Put Right; Sale Price............................................32
      6.4.  Put Notices......................................................33
      6.5.  Method of Payment................................................33
      6.6.  Closing..........................................................33

7.  Miscellaneous............................................................34
      7.1.  Inspection Rights................................................34
      7.2.  Confidentiality..................................................34
      7.3.  Successors and Assigns...........................................35
      7.4.  Amendment and Modification: Waiver of
             Compliances; Conflicts..........................................35
      7.5.  Notices..........................................................36
      7.6.  Entire Agreement: Governing Law..................................37
      7.7.  Injunctive Relief................................................38
      7.8.  Availability of Agreement........................................38
      7.9.  Headings.........................................................38
      7.10. Recapitalizations, Exchanges, Etc.
             Affecting the Shares of Common Stock;
             New Issuances...................................................38
      7.11. Counterparts.....................................................38
      7.12. Arbitration......................................................39

                            STOCKHOLDERS' AGREEMENT
                            -----------------------

     STOCKHOLDERS' AGREEMENT (this "Agreement"), dated as of March , 1998, among Mrs. Fields' Holding Company, Inc., a Delaware corporation (the "Company"), Capricorn Investors II, L.P., a Delaware limited partnership ("Capricorn"), Harvard Private Caoital Holdings, Inc., a Massachusetts corporation ("Harvard"), the individuals identified on the signature pages hereto as "Management Investors", the individuals identified on the signature pages hereto as the "Director Investors", the individuals identified on the signature pages hereto as the "Other Investors" and such other persons to become parties to this Agreement as described herein.

                             W I T N E S S E T H:
                             -------------------

     WHEREAS, the parties hereto deem it in their best interests and in the best interests of the Company to provide consistent and uniform management for the Company and desire to enter into this Agreement in order to effectuate that purpose and to set forth their respective rights and obligations in connection with their investment in the Company; and

     WHEREAS, the parties hereto also desire to restrict the sale, assignment, transfer, encumbrance or other disposition of the shares of Common Stock, and to provide for certain rights and obligations in respect thereto as hereinafter provided;

     NOW, THEREFORE, in consideration of the mutual agreements and understandings set forth herein, the parties hereto hereby agree as follows:

     Section 1.  Certain Definitions.  As used in this Agreement, the following
                 -------------------
terms shall have the following respective meanings:

     "Affiliate" means as to any Person (a) any Person which directly or indirectly controls, is controlled by, or is under common control with such Person, (b) any Person who is a director, officer, partner or principal of such Person or of any Person which directly or indirectly controls, is controlled by, or is under common control with such Person, and (c) any individual who is a member of the immediate family of any Person described in clause (a) or clause
(b) above. For purposes of this definition, "control" of a Person shall mean the power, direct or indirect, (i) to vote or direct the voting of 5% or more of the Voting Stock of such Person or (ii) to direct or cause the direction of the management and policies of such Person whether by ownership of Capital Stock, by contract or otherwise.

     "Agreement" means this Agreement as in effect on the date hereof and as hereafter from time to time amended, modified or supplemented in accordance with the terms hereof.

     "Board of Directors" means the Board of Directors of the Company as from time to time hereafter constituted.

     "By-Laws" means the By-Laws of the Company in effect on the date hereof and as hereafter further amended in accordance with the terms hereof and pursuant to applicable law.

     "Call Notice" has the meaning specified in Section 6.1.

     "Capital Stock" means and includes (i) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock of any Person, including, without limitation, shares of preferred or preference stock, (ii) all partnership interests (whether general or limited) in any Person which is a partnership, (iii) all membership interests or limited liability company interests in any limited liability company, and
(iv) all equity or ownership interests in any Person of any other type.

     "Cause" means, when used in connection with the termination of a Management Investor's employment with the Company or any of its Subsidiaries, (i) the refusal of such Management Investor to implement or adhere to lawful policies or directives of the Board of Directors consistent with such Management Investor's employment agreement with the Company; (ii) such Management Investor's conviction of or entrance of a plea of nolo contendere to (A) a felony, (B) to any other crime, which other crime is punishable by incarceration for a period of one year or longer, or (C) other conduct of a criminal nature that may have an adverse impact on the Company's reputation and standing in the community;
(iii) conduct that is in violation of such Management Investor's common law duty of loyalty to the Company; (iv) fraudulent conduct by such Management Investor in connection with the business affairs of the Company, regardless of whether said conduct is designed to defraud the Company or others; (v) theft, embezzlement, or other criminal misappropriation of funds by such Management Investor, whether from the Company or any other person; or (vi) any breach of or such Management Investor's failure to fulfill any of such Management Investor's obligations, covenants, agreements, or duties under his employment agreement with the Company; provided, however, that "Cause" pursuant
                  --------  -------
to clause (i) or (vi) shall not be deemed to exist unless the Company has given such Management Investor written notice thereof specifying in reasonable detail the facts and circumstances alleged to constitute "cause", and 30 days after such notice such conduct or circumstances has not entirely ceased or been entirely remedied. Any determination of Cause shall be made by the Board of Directors, which determination shall be final and binding on a Management Investor.

     "Certificate of Incorporation" means the Certificate of Incorporation of the Company as in effect on the date hereof and as hereafter from time to time amended, modified, supplemented or restated in accordance with the terms hereof and pursuant to applicable law.

     "Commission" means the Securities and Exchange Commission and any successor commission or agency having similar powers.

     "Date of Termination" means, with respect to any Management Investor, the date such Management Investor ceases to be an employee of the Company or any of its Subsidiaries or, with respect to any Director Investor, the date such Director Investor ceases to be a director of the Company.

     "Director Investor" means any director of the Company who is not a Management Investor who purchases Common Stock, or receives options to purchase Common Stock, from the Company, and each Permitted Transferee of any such Person.

     "Exchange Act" means, as of any date, the Securities Exchange Act of 1934, as amended, or any similar Federal statute then in effect and superseding such act, and any reference to a particular section thereof shall include a reference to the comparable section, if any, of such similar Federal statute, and the rules and regulations thereunder.

     "Fair Market Value" means the fair market value of shares of Common Stock as determined from time to time by the Board of Directors as evidenced by a resolution thereof.

     "Management Investor" means any employee of the Company or any Subsidiary thereof who purchases Common Stock, or receives options to purchase Common Stock, from the Company, and each Permitted Transferee of any such Person.

     "NASD" means the National Association of Securities Dealers, Inc. and its successors and assigns.

     "Offered Securities" has the meaning specified in Section 4.1(a).

     "Other Investor" means any person other than Capricorn, Harvard, the Management Investors and the Director Investors who purchases Common Stock from the Company and each Permitted Transferee of any such Person.

     "Permitted Transferee" has the meaning specified in Section 3.2.

     "Person" means an individual or a corporation, association, partnership, limited liability company, joint venture, organization, business, trust or any other entity or organization, including a government or any subdivision or agency thereof.

     "Pro Rata Portion" means, with reference to any Shareholder at any time, a fraction, the numerator of which is the number of shares of Common Stock then issued and outstanding and held by such Shareholder or issuable to such Shareholder pursuant to options that are vested at such time and which such Shareholder commits to exercise in connection with the transaction giving rise to the determination of "Pro Rata Portion", and the denominator of which is the aggregate number of shares of Common Stock then issued and outstanding held by the Shareholders taken together or issuable pursuant to options that are vested at such time and which the Shareholders commit to exercise in connection with the transaction giving rise to the determination of "Pro Rata Portion" taken together; provided, that options shall be deemed to be vested for such purpose
          --------
if they will vest by reason of ther transaction giving rise to the determination of "Pro Rata Portion".

     "Put Notice" has the meaning specified in Section 6.3.

     "Registrable Securities" means(i) all shares of Common Stock outstanding on the date hereof and now or hereafter owned of record or beneficially by the Shareholders, (ii) any shares of Common Stock issued or issuable upon the exercise of options and (iii) any shares of Capital Stock issued by the Company in respect of any shares of Common Stock referred to in (i) or (ii) by way of a stock dividend or stock split or in connection with a combination or subdivision of shares, reclassification, recapitalization, merger, consolidation or other reorganization of the Company.

     As to any particular Registrable Securities that have been issued, such securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of under such registration statement, (ii) they shall have been distributed to the public pursuant to Rule 144 under the Securities Act, (iii) they shall have been otherwise transferred or disposed of, and new certificates therefor not bearing a legend restricting further transfer shall have been delivered by the Company, and subsequent transfer or disposition of them shall not require their registration or qualification under the Securities Act or any similar state law then in force, (iv) they shall have ceased to be outstanding, or (v) with respect to the Registrable Securities held by any Person, when such Registrable Securities, when aggregated with the Registrable Securities held by such Person's Affiliates, constitute 1% or less of the shares of Common Stock at the time outstanding.

     "Registration Expenses" shall mean any and all out-of-pocket expenses incident to the Company's performance of or compliance with Section 5 hereof, including, without limitation, all Commission, stock exchange and NASD registration and filing fees, all fees and expenses of complying with securities and blue sky laws (including the reasonable fees and disbursements of underwriters' counsel in connection with blue sky qualifications and NASD filings), all fees and expenses of the transfer agent and registrar for the Registrable Securities, all printing expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, and one firm of counsel retained by each Shareholder exercising its rights under Section 5 hereof, but excluding underwriting discounts and commissions and applicable transfer and documentary stamp taxes, if any, which shall be borne by the seller of the Registrable Securities in all cases.

     "Securities Act" means, as of any date, the Securities Act of 1933, as amended, or any similar Federal statute then in effect and superseding such act, and any reference to a particular section thereof shall include a reference to the comparable section, if any, of any such similar Federal statute, and the rules and regulations thereunder.

     "Shareholder" means (i) Capricorn, (ii) Harvard, (iii) any Management Investor who becomes a party hereto, (iv) any Director Investor who becomes a party hereto, (v) any Other Investor who becomes a party hereto and (vi) each Permitted Transferee who becomes a party to or bound by the provisions of this Agreement in accordance with the terms hereof, in each case for so long as such person continues to hold shares of Common Stock.

     "Subsidiary" means, as to any Person, another Person of which outstanding Voting Stock having the power to elect a majority of the members of the board of directors (or comparable body or authority performing similar functions) of such other Person are at the time owned, directly or indirectly through one or more intermediaries, or both, by such first Person.

     "Underwritten Offering" means a firm commitment underwriting through a nationally recognized underwriter.

     "Voting Stock" means Capital Stock of any class or classes, the holders of which are ordinarily, in the absence of contingencies, entitled to vote for the election of corporate directors (or Persons performing similar functions).

     Section 20  Management.
                 ----------

     Section 2.1.  Board of Directors.  Subject to the terms of this Agreement
                   ------------------
and the Certificate of Incorporation and the By-Laws, the business and affairs of the Company shall be managed by the Board of Directors, the members of which will be elected annually by majority vote of the Shareholders and with any vacancies to be filled by action of the remaining members of the Board of Directors.

     Section 2.2.  No Conflict with Agreement.  Each Shareholder shall vote its
                   --------------------------
shares of Voting Stock of the Company, and shall take all actions necessary, to ensure that the Certificate of Incorporation and By-Laws do not, at any time, conflict with the provisions of this Agreement.

     Section 30  Transfers of Shares of Common Stock and Preferred Stock.
                 -------------------------------------------------------

     Section 3.1.  Confirmation of Ownership.  The Company hereby confirms that
                   -------------------------
the number of shares of Common Stock set forth opposite each Shareholder's name on Annex A hereto has been validly issued to such Shareholder and is fully paid and nonassessable. Each Shareholder hereby confirms and agrees that as of the date of this Agreement the number of shares of Common Stock and options to purchase Common Stock set forth opposite such Shareholder's name on Annex A hereto is such Shareholder's entire equity interest in the Company and that any and all agreements heretofore entered into by such Shareholder with the Company contemplating the issuance of Common Stock or other equity interest in the Company to such Shareholder are no longer in effect.

     Section 3.2.  Restrictions on Transfer.  Each Shareholder agrees that such
                   ------------------------
Shareholder will not, directly or indirectly, offer, sell, transfer, assign or otherwise dispose of (or make any exchange, gift, assignment or pledge of) (collectively, for purposes of Sections 3 and 4 only, a "transfer") any of its shares of Common Stock, or op-tions, warrants or rights to subscribe for or purchase shares of Common Stock that may be issued hereafter to such Shareholder, except as provided in Section
3.3 or other than an exercise of options, warrants or rights to subscribe for or purchase shares of Common Stock. In addition to the other restrictions contained in this Section 3, each Shareholder agrees that it will not, directly or indirectly, transfer any of its shares of Common Stock (or options, warrants or rights that may be hereafter issued to such Shareholder) except as permitted under the Securities Act and other applicable securities laws.

     Section 3.3.  Exceptions to Restrictions.  The provisions of Section 3.2
                   --------------------------
shall not apply to any of the following transfers:

     (a)  Any transfer from Capricorn to any Affiliate of Capricorn.

     (b)  Any transfer from Harvard to any Affiliate of Harvard.

     (c) Any transfer from a Management Investor to members of such Management Investor's immediate family or trusts for their benefit and, upon such Management Investor's death, such Management Investor's executors, administrators, testamentary trustees, legatees and beneficiaries.

     (d) Any transfer from a Director Investor to members of such Director Investor's immediate family or trusts for their benefit and, upon such Director Investor's death, such Director Investor's executors, administrators, testamentary trustees, legatees and beneficiaries.

     (e) Any transfer from an Other Investor to members of such Other Investor's immediate family or trusts for their benefit and, upon such Other Investor's death, such Other Investor's executors, administrators, testamentary trustees, legatees and beneficiaries.

     (f) Any transfer approved by the Board of Directors (which approval shall not be unreasonably withheld, it being understood that the Board of Directors must provide reasons in writing to the proposed transferor in the event that it withholds such consent).

     (g)  Any transfer of shares of Common Stock in accordance with Section 4,
Section 5 or Section 6 hereof.

The exceptions in clauses (a), (b), (c), (d) and (e) above are subject to the condition that each such Affiliate or other transferee referred to therein (each a "Permitted Transferee") shall execute the agreement referred to in Section 3.4(b) hereof. The provisions of this

Agreement shall be applied to the shares of Common Stock acquired by any Permitted Transferee of a Shareholder in the same manner and to the same extent as such provisions were applicable to such shares of Common Stock in the hands of such Shareholder. Any reference in this Agreement to Capricorn shall be deemed to include Capricorn and its Permitted Transferees, any reference in this Agreement to Harvard shall be deemed to include Harvard and its Permitted Transferees, any reference to a Management Investor shall be deemed to include such Management Investor and his Permitted Transferees, any reference to a Director Investor shall be deemed to include such Director Investor and his Permitted Transferees and any reference to an Other Investor shall be deemed to include such Other Investor and its Permitted Transferees.

No transfer of any shares of Common Stock to a Permitted Transferee shall be effective unless such transfer is made (i) pursuant to an effective registration statement under the Securities Act and is qualified under applicable state securities or blue sky laws or (ii) without registration under the Securities Act and qualification under applicable state securities or blue sky laws, as a result of the availability of an exemption from registration and qualification under such laws, and such Shareholder shall have furnished to the Company a certificate or, if reasonably requested by the Company, an opinion of counsel, in either case reasonably satisfactory in form and substance to the Company and its counsel, to that effect; provided, however, that no such certificate or
                             --------  -------
opinion of counsel shall be required in connection with a transfer of shares of Common Stock pursuant to Sections 4.1, 4.4 or 4.5 hereof.

     Section 3.4.  Endorsement of Certificates.
                   ---------------------------

     (a) Upon the execution of this Agreement, in addition to any other legend that the Company may deem advisable under the Securities Act and certain state securities laws, all certificates representing shares of issued and outstanding shares of Common Stock that are subject to any of the provisions of this Agreement shall be endorsed at all times as follows:

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO, AND ARE TRANSFERABLE ONLY UPON COMPLIANCE WITH, THE PROVISIONS OF A STOCKHOLDERS' AGREEMENT DATED AS OF JUNE __, 1998, AMONG THE COMPANY AND ITS STOCKHOLDERS. A COPY OF THE ABOVE-REFERENCED AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN
     REGISTERED UNDER THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR AN EXEMPTION FROM REGISTRATION, UNDER SAID ACT.

     (b) Except as otherwise expressly provided in this Agreement, all certificates representing shares of Common Stock hereafter issued to or acquired by any of the Shareholders or their successors or assigns shall bear the legends set forth above, and the shares of Common Stock represented by such certificates shall be subject to the applicable provisions of this Agreement. The obligations of a party hereto shall be binding upon any transferee to whom shares of Common Stock are transferred by such party, whether or not such transfer is permitted under the terms of this Agreement. Prior to consummation of any such transfer, such party shall cause the transferee to execute an agreement in form and substance reasonably satisfactory to the other parties hereto, providing that such transferee shall be bound by and shall fully comply with the terms of this Agreement. Prompt notice shall be given to the Company and each Shareholder by the transferor of any transfer (whether or not to a Permitted Transferee) of any shares of Common Stock.

     Section 3.5.  Improper Transfer.  Any attempt to transfer or encumber any
                   -----------------
shares of Common Stock other than in accordance with the terms of this Agreement shall be null and void and neither the Company nor any transfer agent of such securities shall give any effect to such attempted transfer or encumbrance in its stock records.

     Section 40  Rights of First Refusal; Drag-Along Rights; Tag-Along Rights.
                 ------------------------------------------------------------

     Section 4.1.  Transfers by Shareholders.
                   -------------------------

     (a) Except for (i) transfers to a Permitted Transferee and (ii) the sale of securities contemplated by Sections 5 and 6 hereof, if, at any time following the seventh anniversary of the date hereof, a Shareholder other than Capricorn (the "Selling Shareholder") receives a bona fide offer, which it desires to accept (a "Transfer Offer"), to purchase any shares of Common Stock (or options, warrants or rights to subscribe for or purchase shares of Common Stock) owned by it, then the Selling Shareholder shall cause the Transfer Offer to be reduced to writing and shall deliver written notice of such Transfer Offer (a "Transfer Notice"), accompanied by a copy of such Transfer Offer, to the other Shareholders (individually and collectively referred to as the "Other Shareholders") and the Company, setting forth the identity of the offeror, the number of shares of Common

Stock (or options, warrants, or rights to subscribe for or purchase shares of Common Stock) proposed to be transferred (the "Offered Securities"), the price per security contained in the Transfer Offer (the "Transfer Offer Price Per Security"), and all other terms applicable thereto. The Transfer Notice shall also contain an irrevocable offer by the Selling Shareholder to sell the Offered Securities to the Other Shareholders and the Company at a price equal to the Transfer Offer Price Per Security and upon substantially the same terms as contained in the Transfer Offer. In the event that the form of consideration specified in the Transfer Offer is other than cash, the Other Shareholders and the Company shall have the option of paying the Transfer Offer Price Per Security in cash in an amount equal to the fair market value of such consideration unless it is reasonably practicable to deliver substantially identical consideration, in which case the purchaser may so deliver. Fair market value shall be determined by a nationally recognized investment banking firm mutually acceptable to the parties, unless they agree otherwise.

     (b) Upon receipt of the Transfer Notice, the Company shall then have the irrevocable right to accept such offer at the Transfer Offer Price Per Security and on the other terms specified in the Transfer Offer with respect to all or any portion of the Offered Securities; provided, however, that in the event the
                                       --------  -------
Company does not purchase any or all of the Offered Securities, the Other Shareholders shall have the irrevocable right to purchase such unpurchased Offered Securities (including any such Offered Securities not purchased by such Other Shareholders hereunder) in proportion to each of such Other Shareholder's Pro Rata Portion until all of such Offered Securities are purchased or until no Other Shareholder desires to purchase any more Offered Securities. The rights of each of the Other Shareholders and the Company pursuant to this Section 4.1(b) shall be exercisable by the delivery of notice to the Selling Shareholder (the "Notice of Exercise"), within 30 calendar days from the date of delivery of the Transfer Notice. The Notice of Exercise shall state the total number of shares of the Offered Securities as to which each of the Other Shareholders or the Company, as the case may be, is accepting under the offer, without regard to whether or not the Company purchases any Offered Securities. A copy of such Notice of Exercise shall also be delivered by the Other Shareholders to the Company. The rights of the Other Shareholders and the Company pursuant to this
Section 4.1(b) shall terminate if unexercised 30 calendar days after the date of delivery of the Transfer Notice.

     (c) In the event that the Other Shareholders or the Company exercise their rights to purchase all of the Offered Securities in accordance with Section 4.1(b) hereof, then the Selling Shareholder must sell such Offered Securities to the Other Shareholders or the Company, as the case may be, at the Transfer Offer Price Per Security and on the other terms specified in the Transfer Offer.

     (d) For purposes of this Section 4, any Person who has failed to give notice of the election of an option hereunder within the specified time period will be deemed to have waived its rights with respect thereto on the day immediately following the last day of such period.

     Section 4.2.  Transfer of Offered Securities to Third Parties.  If all
                   -----------------------------------------------
notices required to be given pursuant to Section 4.1 hereof have been duly given and the Other Shareholders and the Company offer to purchase fewer than all of the Offered Securities pursuant to the provisions hereof, then the Selling Shareholder shall have the right, subject to compliance by the Selling Shareholder with the provisions of Section 3.4(b) hereof for a period of 120 calendar days from the earlier of (i) the expiration of the option period pursuant to Section 4.1 hereof with respect to such Transfer Offer or (ii) the date on which the Selling Shareholder receives notice from the Other Shareholders and the Company that they will not exercise the option granted pursuant to Section 4.1 hereof, to sell to any third party that is not an Affiliate of the Selling Shareholder the Offered Securities at a price per Offered Security of not less than 100% of the Transfer Offer Price Per Security and on substantially the other terms specified in the Transfer Offer.

     Section 4.3.  Purchase of Offered Securities.  The consummation of any
                   ------------------------------
purchase and sale pursuant to Section 4.1 hereof shall take place on such date, not later than 30 calendar days after the expiration of the option period pursuant to Section 4.1 hereof with respect to such option, as the Other Shareholders or the Company, as the case may be, shall select. Prior to the consummation of any sale pursuant to Section 4.1 hereof, the Selling Shareholder shall comply with Section 3.4(b) hereof. Upon the consummation of any such purchase and sale, the Selling Shareholder shall deliver certificates representing the Offered Securities sold duly endorsed, free and clear of any liens, against delivery of the Transfer Offer Price Per Security for each of the Offered Securities purchased by certified or bank check, wire transfer or, in the case of non-cash consideration, such other manner reasonably acceptable to the parties.

     Section 4.4.  Drag-Along Rights.
                   -----------------

     (a) If Capricorn approves or authorizes a sale or exchange, whether directly or pursuant to a merger, consolidation or otherwise (the "Company Sale"), of at least a majority of the then outstanding Common Stock in a bona fide arm's-length transaction to a third party that is not an Affiliate of Capricorn or of the Company (an "Independent Third Party"), then Capricorn shall have the right, subject to all the provisions of this Section 4.4 (the "Drag-Along Right"), to require each of the other Shareholders to (i) if such Company Sale is structured as a sale of stock, sell, transfer and deliver or cause to be sold, transferred and delivered to such Independent Third Party all shares of Common Stock, and other options, warrants or rights to subscribe for or purchase Common Stock (the "Other Rights"), owned by them; provided,
                                                                  --------
however, that if Capricorn agrees to sell less than all (the "Amount") of its
-------
shares of Common Stock to such Independent Third Party, each of the other Shareholders shall only be required to sell, transfer and deliver to such Independent Third Party an amount of shares of Common Stock and Other Interests equal to the shares of Common Stock, and Other Interests, owned by it multiplied by a fraction the numerator of which is the Amount and the denominator of which is the total amount of shares of Common Stock, and Other Interests, owned by Capricorn or (ii) if such Company Sale is structured as a merger, consolidation or other transaction requiring the consent or approval of the Company's shareholders, vote such Shareholder's shares of Voting Stock in favor thereof, and otherwise consent to and raise no objection to such transaction, and waive any dissenters' rights, appraisal rights or similar rights that such Shareholder may have in connection therewith; and, in any such event, except to the extent otherwise provided in subsection (c) of this Section 4.4, each such other Shareholder shall agree to and shall be bound by the same terms, provisions and conditions (including, without limitation, provisions in respect of indemnification) in respect of the Company Sale as are applicable to Capricorn. The provisions of Sections 4.1 through 4.3 hereof, inclusive, shall not apply to any transactions to which this Section 4.4 applies.

     (b) If Capricorn desires to exercise Drag-Along Rights, it shall give written notice to the other Shareholders (the "Drag-Along Notice") of the Company Sale, setting forth the name and address of the transferee, the date on which such transaction is proposed to be consummated (which shall be not less than 30 days after the date such Drag-Along Notice is given), and the proposed amount and form of consideration and terms and conditions of payment offered by such transferee, including, without limitation, the material terms of any debt or equity securities proposed to be included as part of such consideration, identifying the issuer or issuers thereof. If such consideration includes any non-cash consideration, such notice shall also state the fair market value of such non-cash consideration and shall describe in reasonable detail the method by which such value shall have been determined.

     (c) The obligations of the Shareholders in respect of a Company Sale under this Section 4.4 are subject to the satisfaction of the following conditions:
(i) upon the consummation of the Company Sale, the same form of consideration and the same portion of the aggregate consideration realized upon such Company Sale shall be paid or distributed in respect of each share of Common Stock then issued and outstanding (except as contemplated by the proviso to Section 4.4 (a) hereof); (ii) if any Shareholder is given an option as to the form and amount of consideration to be received, each Shareholder will be given the same option; (iii) each holder of then currently vested rights to acquire shares of Common Stock will be given a reasonable opportunity to exercise such rights prior to the consummation of the Company Sale and thereby to participate in such sale as a holder of such Common Stock;
(iv) the maximum liability of any Shareholder for indemnification in respect of all matters arising pursuant to or in connection with the Company Sale shall not exceed the net proceeds received by such Shareholder from such Company Sale; and
(v) no Shareholders shall be required to make general representations or warranties regarding the financial condition, business, assets or affairs of the Company and its Subsidiaries.

     Section 4.5.  Tag-Along Rights.
                   ----------------

     (a) Notwithstanding anything in this Agreement to the contrary, except in the case of (i) transfers by Capricorn to a Permitted Transferee referred to in
Section 3.3(a) hereof, (ii) transactions where Drag-Along Rights are exercised pursuant to Section 4.4 hereof and (iii) sales pursuant to Section 5 hereof, Capricorn shall refrain from effecting any transfer of the Common Stock unless, prior to the consummation thereof, the other Shareholders shall have been afforded the opportunity to join in such sale on the basis provided for in this
Section 4.5.

     (b) Prior to consummation of such proposed transfer, Capricorn shall cause the person or group that proposes to acquire such shares (the "Proposed Purchaser") to offer in writing (the "Purchase Offer") to purchase shares of Common Stock owned by the other Shareholders, such that the number of shares of such Common Stock so offered to be purchased from the other Shareholders shall be equal to the product obtained by multiplying the aggregate number of shares of Common Stock proposed to be purchased by the Proposed Purchaser by such other Shareholder's Pro Rata Portion. If the Purchase Offer is accepted by any other Shareholder, then the number of shares of Common Stock to be sold to the Proposed Purchaser by Capricorn, shall be reduced by the aggregate number of shares of Common Stock to be purchased by the Proposed Purchaser from such other Shareholder pursuant thereto. Such purchase shall be made on the same terms and conditions as the Proposed Purchaser shall have offered to purchase shares of Common Stock to be sold by Capricorn (net, in the case of any options, warrants or rights, of any amounts required to be paid by the holder upon exercise thereof). The other Shareholders shall have 20 days from the date of receipt of the Purchase Offer during which to accept such Purchase Offer, and the closing of such purchase shall occur within 30 days after such acceptance or at such other time as the other Shareholders and the Proposed Purchaser may agree.

     Section 50  Registration Rights.
                 -------------------

     Section 5.1.  Demand Registration.
                   -------------------

     (a) Subject to the conditions and limitations hereinafter set forth in this Section 5.1, following the one year anniversary of the effectuation of an initial public offering by the Company of the Common Stock, Harvard may request in writing that the Company effect the registration under the Securities Act of all or part of Harvard's Registrable Securities specifying in the request the number and type of Registrable Securities to be registered by Harvard and the intended method of disposition thereof (such notice is hereinafter referred to as a "Harvard Request"). A registration requested pursuant to this Section 5.1(a) is referred to herein as a "Demand Registration." Upon receipt of such Harvard Request, the Company will promptly give written notice of such requested Demand Registration to all other holders of Registrable Securities, which other holders shall have the right (subject to the limitations set forth in Section 5.1(f) hereof) to include the Registrable Securities held by them in such registration and thereupon the Company will, as expeditiously as possible, use its best efforts to effect the registration under the Securities Act of the following:

          (i) the Registrable Securities that the Company has been so requested to register by Harvard; and

          (ii) all other Registrable Securities that the Company has been requested to register by any other holder thereof by written request given to the Company within 10 calendar days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities), all to the extent necessary to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered.

     (b) Subject to the proviso set forth in Section 5.1(e) hereof, (i) the Company shall not be obligated to effect more than (A) one Demand Registration pursuant to this Section 5.1 at the request of Harvard and (ii) the Company shall not be obligated to file a registration statement under Section 5.1(a) hereof unless the Company shall have received requests for such registration with respect to at least 5% of the outstanding shares of Common Stock.

     (c) The Company shall not be obligated to file a registration statement relating to any Harvard Request under Section 5.1(a) hereof within a period of 12 months after the effective date of any other registration statement filed by the Company with the Commission.

     (d) In connection with any offering pursuant to this Section 5.1, the only shares that may be included in such offering are (i) Registrable Securities and
(ii) shares of authorized but unissued Common Stock that the Company elects to include in such offering ("Company Securities").

     (e) If the Board of Directors of the Company makes a good faith determination, certified by the Chief Executive Officer of the Company, that (i) the filing of a registration statement or the compliance by the Company with its disclosure obligations in connection with a registration statement would require the disclosure of material information that the Company has a bona fide business
                                                              ---- ----
purpose for preserving as confidential or (ii) such registration would be likely to have an adverse affect on any proposal or plan by the Company to engage in any financing transaction, acquisition of assets (other than in the ordinary course of business) or any merger, consolidation, tender offer or similar transaction, the Company may delay the filing of a registration statement and shall not be required to maintain the effectiveness thereof or amend or supplement a registration statement for a period expiring upon the earlier to occur of (A) the date on which such material information is disclosed to the public or ceases to be material, in the case of clause (i), (B) the date on which such transaction is completed or abandoned, in the case of clause (ii), or
(C) 120 days after the Company makes such good faith determination, in the case of either clauses (i) or (ii); provided that in such event, the holders of
                               --------
Registrable Securities initiating the request for such registration will be entitled to withdraw such request, and if such request is withdrawn such registration will not count as the permitted registration under this Section 5.1 in such event or in any other event, if in the case of any other event, such holder reimburses the Company for all Registration Expenses relating to such withdrawn registration.

     (f) If, in connection with any Underwritten Offering, the managing underwriter shall advise the Company and any holder of Registrable Securities that has requested registration that, in its judgment, the number of securities proposed to be included in such offering should be limited due to market conditions, the Company will so advise each holder of Registrable Securities that has requested registration, and shares shall be excluded from such offering in the following order until such limitation has been met: First, the
                                                           -----
Registrable Securities requested to be included by the Company shall be excluded until all such Registrable Securities shall have been so excluded; and thereafter,
----------
the Registrable Securities requested to be included in such offering pursuant to
Section 5.1(a)(i) hereof by Harvard or pursuant to Section 5.1(a)(ii) hereof by other Shareholders shall be excluded pro rata, based on the respective number of Registrable Securities as to which registration has been so requested by such Shareholders.

     (g) A registration requested pursuant to Section 5.1(a) hereof will not be deemed to have been effected unless it has become effective; provided, that if
                                                             --------
after it has become effective, the offering of Registrable Securities pursuant to such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court, such registration will be deemed not to have been effected.

     (h) If Harvard specifies in the Harvard Request an Underwritten Offering, Harvard shall have the right, with the approval of the Company, which approval shall not be unreasonably withheld, to select the managing underwriter; provided, however, in the event that the Company has elected to include Company
--------  -------
Securities in such offering, the Company shall have the right, with the approval of a majority of the holders of Registrable Securities that have requested to be included in such offering, which approval shall not be unreasonably withheld, to select the managing underwriter.

     (i) The Company will pay all Registration Expenses incurred in connection with any Demand Registration effected by it pursuant to this Section 5.1.

     Section 5.2.  Piggyback Registrations.
                   -----------------------

     (a) If at any time the Company proposes to register any of its equity securities under the Securities Act (other than a registration on Form S-4 or S-8 or any successor forms thereto) for the account of another Person or, at any time following the effectuation of an initial public offering by the Company of the Common Stock, for its own account, on a form and in a manner that would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give written notice to all the holders of Registrable Securities promptly of its intention to do so, describing such securities and specifying the form and manner and the other relevant facts involved in such proposed registration, including, without limitation, (x) the intended method of disposition of the securities offered, including whether or not such registration will be effected through an underwriter in an Underwritten Offering or on a "best efforts" basis, and, in any case, the identity of the managing underwriter, if any, and (y) the price at which the Registrable Securities are reasonably expected to be sold. Upon the written request of any holder of Registrable Securities delivered to the Company within 30 calendar days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder), the Company will effect the registration under the Securities Act of all the Registrable Securities that the Company has been so requested to register; provided, however, that:
                                           --------  -------

          (i) if, at any time after giving such written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities who shall have made a request for registration as hereinabove provided and thereupon the Company shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith); and

          (ii) if such registration involves an Underwritten Offering, all holders of Registrable Securities requesting to be included in the Company's registration must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to the Company.

     (b) The Company shall not be obligated to effect any registration of Registrable Securities under this Section 5.2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, dividend reinvestment plans or stock option or other employee benefit plans.

     (c) If a registration pursuant to this Section 5.2 involves an Underwritten Offering and the managing underwriter advises the issuer that, in its opinion, the number of securities proposed to be included in such registration should be limited due to market conditions, the Company will so advise each holder of Registrable Securities that has requested registration pursuant to Section 5.2(a) hereof, and shares shall be excluded from such offering pro rata, based on the respective number of Registrable Securities as
         --- ----
to which registration has been so requested by such Shareholders, until all such Registrable Securities shall have been so excluded; and thereafter, the securities requested to be registered by the Company shall be excluded.

     (d) In connection with any Underwritten Offering with respect to which holders of Registrable Securities shall have requested registration pursuant to this Section 5.2, the Company shall have the right to select the managing underwriter with respect to the offering; provided that such managing
                                          --------
underwriter shall be a nationally recognized investment banking firm.

     (e) The Company will pay all Registration Expenses incurred in connection with each of the registrations of Registrable Securities effected by it pursuant to this Section 5.2.

     Section 5.3.  Registration Procedures.
                   -----------------------

     (a) If and whenever the Company is required to use its best efforts to effect or cause the registration of any Registrable Securities under the Securities Act as provided in Section 5.1 or 5.2 hereof, the Company will, as expeditiously as possible:

          (i) prepare and, in any event within 90 calendar days after the end of the period within which requests for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become and remain effective; provided, that the
                                                            --------
     Company may discontinue any registration of its securities that is being effected pursuant to Section 5.2 hereof at any time prior to the effective date of the registration statement relating thereto;

          (ii) prepare and file with the Commission such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period as may be requested by the Shareholders not exceeding nine months and to comply with the provisions of the Securities Act with respect to the disposition of all the shares of Common Stock covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement;

          (iii) furnish to each holder of Registrable Securities covered by the registration statement and to each underwriter, if any, of such Registrable Securities, such number of copies of a prospectus and preliminary prospectus for delivery in conformity with the requirements of the Securities Act, and such other documents, as such Person may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Securities;

          (iv) use its best efforts to register or qualify such Registrable Securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Securities owned by such seller in such jurisdictions, except that the Company shall not for any such purpose be required (A) to qualify to do business as a foreign corporation in any jurisdiction where, but for the requirements of this Section 5.3(a)(iv), it is not then so qualified, (B) to subject itself to taxation in any such jurisdiction, or (C) to take any action which would subject it to general or unlimited service of process in any such jurisdiction where it is then so subject;

          (v) use its best efforts to cause such Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Registrable Securities;

          (vi) immediately notify each seller of Registrable Securities covered by such registration statement, at any time when a prospectus relating thereto is required to be delivered under the Securities Act within the appropriate period mentioned in Section 5.3(a)(ii) hereof, if the Company becomes aware that the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and, at the request of any such seller, deliver a reasonable number of copies of an amended or supplemental prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

          (vii) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission and make generally available to its security holders, in each case as soon as practicable, but not later than 45 calendar days after the close of the period covered thereby (90 calendar days in case the period covered corresponds to a fiscal year of the Company), an earnings statement of the Company which will satisfy the provisions of Section 11(a) of the Securities Act;

          (viii) use its best efforts in cooperation with the underwriters to list such Registrable Securities on each securities exchange on which the shares of Common Stock are then listed or, if the shares of Common Stock are not then listed on a securities exchange, on each securities exchange as the underwriters may reasonably designate;

          (ix) provide a transfer agent and registrar for all such Registrable Securities not later than the effective date of such registration statement;

          (x) in the event such registration is effected through an Underwritten Offering, use its best efforts to obtain a "cold comfort" letter from the independent public accountants for the Company in customary form and covering such matters of the type customarily covered by such letters as the holders of Registrable Securities requesting registration may reasonably request in order to effect an underwritten public offering of such Registrable Securities; and

          (xi) execute and deliver all instruments and documents (including in an Underwritten Offering an underwriting agreement in customary form) and take such other actions and obtain such certificates and opinions as the holders of Registrable Securities requesting registration may reasonably request in order to effect an underwritten public offering of such Registrable Securities.

     (b) It shall be a condition precedent to the obligation of the Company to take any action pursuant to this Section 5 in respect of Registrable Securities that each holder requesting registration thereof shall furnish to the Company such information regarding the Registrable Securities held by such holder and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action taken by the Company; provided, however, that the failure of any holder of Registrable
         --------  -------
Securities to furnish such information shall not affect the obligations of the Company pursuant to this Section 5 with respect to any holder of Registrable Securities who furnishes such information to the Company. Notwithstanding any provision to the contrary contained herein, no holder of Registrable Securities (other than any such holder who holds of record or beneficially owns more than 10% of the outstanding Voting Stock of the Company or who is a director, nominee for director or executive officer of the Company) shall be required (i) to furnish any information to the Company or the underwriters in connection with such registration, other than in a writing furnished by such holder expressly for use in such registration statement which shall be limited to matters concerning such holder's identity, its beneficial ownership of securities of the Company, the class and number of such securities it intends to include in such registration and its intended method of distribution, or (ii) to make any representations or warranties to the Company, the underwriters or any other Person (whether in the underwriting agreement or otherwise), except with respect to the information so furnished.

     (c) Each holder of Registrable Securities will, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5.3(a)(vi) hereof, forthwith discontinue disposition of the Registrable Securities pursuant to the registration statement covering such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 5.3(a)(vi) hereof.

     (d) If a registration pursuant to Section 5.1 or 5.2 hereof involves an Underwritten Offering, each holder of Registrable Securities agrees, whether or not such holder's Registrable Securities are included in such registration, not to effect any sale or distribution, including any sale pursuant to Rule 144 under the Securities Act, of any Registrable Securities, or of any security convertible into or exchangeable or exercisable for any Registrable Securities (other than as part of such Underwritten Offering), without the consent of the managing underwriter, during a period commencing seven calendar days before and ending 180 calendar days (or such lesser number as the managing underwriter shall designate) after the effective date of such registration; provided, that
                                                                --------
such period shall not extend beyond the period during which the Company is subject to such a restriction.

     (e) If a registration pursuant to Section 5.1 or 5.2 hereof involves an Underwritten Offering, the Company agrees, if so required by the managing underwriter, not to effect any sale or distribution of any of its equity or debt securities, as the case may be, or securities convertible into or exchangeable or exercisable for any of such equity or debt securities, as the case may be, during a period commencing seven calendar days before and ending 180 calendar days after the effective date of such registration, except for such Underwritten Offering or except in connection with a stock option plan, stock purchase plan, savings or similar plan, or an acquisition, merger or exchange offer.

     (f) If a registration pursuant to Section 5.1 or 5.2 hereof involves an Underwritten Offering, any holder of Registrable Securities requesting to be included in such registration may elect, in writing, not less than five days prior to the effective date of the registration statement filed in connection with such registration, not to register such securities in connection with such registration, unless such holder has agreed with the Company or the managing underwriter to limit its rights under this Section 5.3.

     (g) It is understood that in any Underwritten Offering in addition to any shares of Common Stock (the "initial shares") the underwriters have committed to purchase, the underwriting agreement may grant the underwriters an option to purchase up to a number of additional authorized but unissued shares of Common Stock (the "option shares")
equal to 15% of the initial shares (or such other maximum amount as the NASD may then permit), solely to cover over-allotments. Shares of Common Stock proposed to be sold by the Company and the other sellers shall be allocated between initial shares and option shares as agreed or, in the absence of agreement, pursuant to Section 5.1(f) or 5.2(c) hereof, as the case may be. The number of initial shares and option shares to be sold by requesting holders shall be allocated pro rata among all such holders on the basis of the relative number of
          --- ----
shares of Registrable Securities each such holder has requested to be included in such registration.

     Section 5.4.  Indemnification.
                   ---------------

     (a) In the event of any registration of any securities under the Securities Act pursuant to Section 5.1 or 5.2 hereof, the Company will, and it hereby agrees to, indemnify and hold harmless, to the extent permitted by law, each seller of any Registrable Securities covered by such registration statement, its directors, officers, employees and agents, each Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such seller or underwriter within the meaning of the Securities Act, as follows:

          (i) against any and all loss, liability, claim, damage or expense whatsoever arising out of or based upon an untrue statement or alleged untrue statement of a material fact contained in any registration statement (or any amendment or supplement thereto), including all documents incorporated therein by reference, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein not misleading;

          (ii) against any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with any matter relating to such registration statement;

          (iii) against any and all loss, liability, claim, damage and expense whatsoever to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, if such settlement is effected with the written consent of the Company; and

          (iv) against any and all expense reasonably incurred by them in connection with investigating, preparing or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under clauses
     (i), (ii) or (iii) above;

provided, however, that this indemnity does not apply to any loss, liability,
--------  -------
claim, damage or expense to the extent arising out of an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such seller or underwriter specifically stating that it is for use in the preparation of any registration statement (or any amendment thereto) or any preliminary prospectus or prospectus (or any amendment or supplement thereto); and provided, further, that the Company will not be liable (A) in the
              --------  -------
case of any Underwritten Offering, to any Person who participates as an underwriter in the offering or sale of Registrable Securities or any other Person, if any, who controls such underwriter within the meaning of the Securities Act, or (B) in the case of any offering other than an Underwritten Offering, to any seller of Registrable Securities covered by such registration statement or any other Person, if any, who controls such seller within the meaning of the Securities Act, under the indemnity agreement in this Section 5.4(a) with respect to any preliminary prospectus or final prospectus or final prospectus as amended or supplemented, as the case may be, to the extent that any such loss, claim, damage or liability of such underwriter or controlling Person (or seller or controlling Person, as the case may be) results from the fact that such underwriter (or seller, as the case may be) sold Registrable Securities to a Person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the final prospectus or of the final prospectus as then amended or supplemented, whichever is most recent, if the Company has previously furnished copies thereof to such underwriter. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such seller, director, officer, employee, agent, underwriter or controlling Person, and shall survive the transfer of such securities by such seller.

     (b) The Company may require, as a condition to including any Registrable Securities in any registration statement filed in accordance with Section 5.1 or
5.2 hereof, that the Company shall have received an undertaking reasonably satisfactory to it from the prospective seller of such Registrable Securities or any underwriter, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.4(a) hereof) the Company and its directors and officers and each other Person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary, final or summary prospectus contained therein, or any such amendment or supplement, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such seller or underwriter specifically stating that it is for use in the preparation of such registration statement, preliminary, final or summary prospectus or amendment or supplement; provided, however, that the maximum
                                       --------  -------
liability of any seller of Registrable Securities for such indemnification shall not exceed the net proceeds received by such seller from the sale of such Registrable Securities. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company or any such director, officer or controlling Person and shall survive the transfer of such securities by such seller.

     (c) Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action or proceeding involving a claim referred to in this Section 5.4, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to such indemnifying party of the commencement of such action; provided,
                                                               --------
however, that the failure of any indemnified party to give notice as provided
-------
herein shall not relieve the indemnifying party of its obligations under this
Section 5.4, except to the extent (not including any such notice of an underwriter) that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim (in which case the indemnifying party shall not be liable for the fees and expenses of more than one counsel for the sellers of Registrable Securities or for more than one counsel for the underwriters in connection with any one action or separate but similar or related actions), the indemnifying party will be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof.

     (d) The Company and each seller of Registrable Securities shall provide for the foregoing indemnity (with appropriate modifications) in any underwriting agreement with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority.

     Section 5.5.  Contribution.  In order to provide for just and equitable
                   ------------
contribution in circumstances under which the indemnity contemplated by Section
5.4 hereof is for any reason not available, the parties required to indemnify by the terms thereof shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by such indemnity agreement incurred by the Company, any seller of Registrable Securities and one or more of the underwriters, except to the extent that contribution is not permitted under
Section 11(f) of the Securities Act. In determining the amounts that the respective parties shall contribute, there shall be considered the relative benefits received by each party from the offering of the Registrable Securities (taking into account the portion of the proceeds of the offering realized by each), the parties' relative knowledge and access to information concerning the matter with respect to which the claim was asserted, the opportunity to correct and prevent any statement or omission and any other equitable considerations appropriate under the circumstances. The Company and each Person selling securities agree with each other that no seller of Registrable Securities shall be required to contribute any amount in excess of the amount such seller would have been required to pay to an indemnified party if the indemnity under Section
5.4 hereof were available. The Company and each such seller agree with each other and the underwriters of the Registrable Securities, if requested by such underwriters, that it would not be equitable if the amount of such contribution were determined by pro rata or per capita allocation (even if the underwriters
                   --- ----
were treated as one entity for such purpose) or for the underwriters' portion of such contribution to exceed the percentage that the underwriting discount bears to the initial public offering price of the Registrable Securities. For purposes of this Section 5.5, each Person, if any, who controls an underwriter within the meaning of the Securities Act shall have the same rights to contribution as such underwriter, and each director and each officer of the Company who signed the registration statement, and each Person, if any, who controls the Company or a seller of Registrable Securities, shall have the same rights to contribution as the Company or a seller of Registrable Securities, as the case may be.

     Section 5.6.  Rule 144.  If the Company shall have filed a registration
                   --------
statement pursuant to the requirements of Section 12 of the Exchange Act or a registration statement pursuant to the requirements of the Securities Act, the Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the Commission thereunder (or, if the

Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information), and it will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell shares of Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, as such Rule may be amended from time to time or (ii) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether the Company has complied with such requirements.

     Section 6.  Call Right of the Company; Put Right of Management Investors
                 ------------------------------------------------------------
and the Director Investors.
--------------------------

     Section 6.1.  Call Right; Purchase Price.  If a Management Investor's
                   --------------------------
employment with the Company or any of its Subsidiaries is terminated, or a Director Investor' status as a director of the Company is terminated, for any reason prior to equity securities of the Company having been registered under the Securities Act, the Company shall have the option, for a period commencing 46 days and ending 90 days after the Date of Termination, to purchase all or any portion of the shares of Common Stock held by such Management Investor, Director Investor or his Permitted Transferees. The Company may exercise such option by giving notice thereof (the "Call Notice") to such Management Investor or Director Investor prior to the expiration of such period. If such termination is other than by the Company for Cause, the purchase price applicable to such shares of Common Stock shall be the Fair Market Value of such shares as of the Date of Termination and if such termination is by the Company for Cause, the Company shall have the right to require such Management Investor to forfeit to the Company on the Termination Date all of the shares of Common Stock held by such Management Investor or his Permitted Transferees.

     Section 6.2.  Call Notices.  The Call Notice shall specify the number of
                   ------------
shares of Common Stock owned by the Management Investor or Director Investor as to which the Company is exercising its call right pursuant to Section 6.1 and shall contain an irrevocable offer to purchase such shares at a price equal to the price required to be paid by the Company pursuant to Section 6.1.

     Section 6.3.  Put Right; Sale Price.  If a Management Investor's employment
                   ---------------------
with the Company or any of its Subsidiaries is terminated other than for Cause, or a Director Investor's status a director of the Company is terminated, prior to equity securities of the

Company having been registered under the Securities Act, then such Management Investor or Director Investor shall have the right for a period of 45 days after the Date of Termination to sell all or any portion of his shares of Common Stock to the Company and the Company shall be obligated to purchase such shares. The Management Investor or Director Investor may exercise such right by giving notice thereof (the "Put Notice") to the Company prior to the expiration of such period. The purchase price applicable to such shares of Common Stock shall be:
(i) if the Management Investor's employment with the Company is terminated involuntarily other than for Cause, the greater of (A) the amount paid (or deemed to have been paid) by such Management Investor for such shares and (B) the Fair Market Value of such shares as of the Date of Termination; (ii) if the Management Investor's employment with the Company is terminated voluntarily, the lesser of (A) the amount paid (or deemed to have been paid) by such Management Investor for such shares and (B) the Fair Market Value of such shares as of the Date of Termination; (iii) if the Director Investor's status as a director of the Company is terminated involuntarily, the greater of (A) the amount paid (or deemed to have been paid) by such Director Investor for such shares and (B) the Fair Market Value of such shares as of the Date of Termination; or (ii) if the Director Investor's status as a director of the Company is terminated voluntarily, the lesser of (A) the amount paid (or deemed to have been paid) by such Director Investor for such shares and (B) the Fair Market Value of such shares as of the Date of Termination.

     Section 6.4.  Put Notices.  The Put Notice shall specify the number of
                   -----------
shares owned by the Management Investor or Director Investor as to which he is exercising his put right pursuant to Section 6.3 and shall contain an irrevocable offer to purchase such shares at a price equal to the price required to be paid by the Company pursuant to Section 6.3.

     Section 6.5.  Method of Payment.  Upon any exercise by the Company of its
                   -----------------
call right or the Management Investor or Director Investor of his put right under Section 6, the Company shall pay the applicable purchase price by a certified check or checks or in cash; provided, however, that, at the election
                                      --------  -------
of the Company, the purchase price may be paid by a certified check or checks for 25% of the appropriate amount, plus a note of the Company in the principal amount of 75% of the purchase price, payable in three equal annual installments commencing on the first anniversary of the issuance thereof and bearing interest payable annually at the rate then paid by the Company on its bank debt or other senior debt as determined by the Board of Directors. If the Company is prohibited by any agreement from making a payment contemplated by this Section 6 or if any Subsidiary of the Company is prohibited from making a payment to the Company to enable the Company to make such payment, such payment by the Company shall be deferred until such time as such payments are permitted.

     Section 6.6.  Closing.  The closing by the Company of any exercise of its
                   -------
call right under Section 6.1 or of any exercise by a Management Investor or Director Investor of his put right under Section 6.3 shall take place at the offices of the Company, or such other place as may be mutually agreed, not less than 15 nor more than 30 days after the date such right is exercised, as specified by the Company in its Call Notice or by the Management Investor or the Director Investor in his Put Notice. At such closing, such Management Investor or the Director Investor shall deliver certificates for the shares of Common Stock to be sold to the Company duly endorsed, or accompanied by written instruments to transfer in form satisfactory to the Company duly executed, by such Management Investor or Director Investor, free and clear of any liens, against payment by the Company of the applicable purchase price therefor.
Shares of Common Stock forfeited pursuant to Section 6.1 hereof shall be transferred to, and reacquired by, the Company without payment of any consideration by the Company, and neither the Management Investor or the Director Investor nor any of his successors, heirs, assigns or personal representatives shall thereafter have any further rights or interests in such shares or certificates. If certificates containing restrictive legends shall have theretofore been delivered to the Management Investor or the Director Investor, such certificates shall be returned to the Company, complete with any necessary signatures or instruments of transfer.

     Section 7.  Miscellaneous.
                 -------------

     Section 7.1.  Inspection Rights.  Each Shareholder shall have the right,
                   -----------------
upon reasonable prior notice to the Company, to visit and inspect the properties of the Company and its Subsidiaries and to examine and copy (at its own expense) their books of record and accounts, and to discuss their affairs, finances, and accounts with their officers and their current and prior independent public accountants, all at such times (during normal business hours) as such Shareholder may reasonably request. The foregoing rights are in addition to, and are not intended to limit, any rights that the Shareholders may have under the law of the State of Delaware, including Sections 219 and 220 of the Delaware General Corporation Law.

     Section 7.2.  Confidentiality.  All materials and information obtained by
                   ---------------
any Shareholder pursuant to Section 7.1 hereof shall be kept confidential and shall not be disclosed to any third party except (a) as has become generally available to the public (other than through disclosure by such Shareholder in contravention of this Agreement), (b) to such Shareholder's directors, officers, trustees, partners, employees, agents, and professional consultants on a need to know basis, (c) to any other holder of shares of

Common Stock, (d) to any Person to which such Shareholder offers to sell or transfer any shares of Common Stock, provided that the prospective transferee
                                     --------
shall agree to be bound by the provisions of this Section 7.2, (e) in any report, statement, testimony or other submission to any governmental authority having or claiming to have jurisdiction over such Shareholder, or (f) in order to comply with any law, rule, regulation, or order applicable to such Shareholder, or in response to any summons, subpoena or other legal process or formal or informal investigative demand issued to such Shareholder in the course of any litigation, investigation or administrative proceeding.

     Section 7.3.  Successors and Assigns.  Except as otherwise provided herein,
                   ----------------------
all the terms and provisions of this Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the respective successors and assigns of the parties hereto. No Shareholder may assign any of its rights hereunder to any Person other than a transferee that has complied in all respects with the requirements of this Agreement (including, without limitation, Section 3.4 hereof). The Company may not assign any of its rights hereunder to any other Person. If any transferee of any Shareholder shall acquire any shares of Common Stock in any manner, whether by operation of law or otherwise, such shares shall be held subject to all of the terms of this Agreement, and by taking and holding such shares such Person shall be entitled to receive the benefits of and be conclusively deemed to have agreed to be bound by and to comply with all of the terms and provisions of this Agreement.

     Section 7.4.  Amendment and Modification: Waiver of Compliances; Conflicts.
                   ------------------------------------------------------------

     (a   This Agreement may be amended only by a written instrument duly executed by all of the Shareholders. In the event of the amendment or modification of this Agreement in accordance with its terms, the Shareholders shall cause the Board of Directors to meet within 30 calendar days following such amendment or modification or as soon thereafter as is practicable for the purpose of adopting any amendment to the Certificate of Incorporation and By-Laws that may be required as a result of such amendment or modification to this Agreement, and, if required, proposing such amendments to the Shareholders entitled to vote thereon, and the Shareholders agree to vote in favor of such amendments.

     (b   Except as otherwise provided in this Agreement, any failure of any of the parties to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, but such waiver or failure to insist upon strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     (c   In the event of any conflict between the provisions of this Agreement and the provisions of any other agreement, the provisions of this Agreement shall govern and prevail.

     Section 7.5.  Notices.  All notices and other communications provided for
                   -------
hereunder shall be in writing and delivered by hand or sent by first class mail or sent by telecopy (with such telecopy to be confirmed promptly in writing sent by first class mail), sent as follows:

               (i)   If to Capricorn, addressed to:

                     Capricorn Investors II, L.P.
                     30 East Elm Street
                     Greenwich, Connecticut  06830
                     Attention:  Herbert S. Winokur, Jr.
                     Telecopy:  (203) 861-6671

               with a copy to:

                     Skadden, Arps, Slate, Meagher & Flom LLP
                     919 Third Avenue
                     New York, New York  10022
                     Attention:  Randall H. Doud
                     Telecopy:  (212) 735-3636

               (ii) If to a Management Investor, a Director Investor or an Other Investor,addressed to such shareholder at the address set forth in the stock records of the Company;

               (iii) If to the Company, addressed to:

                     Mrs. Fields' Holding Company, Inc.
                     c/o Capricorn Investors II, L.P.
                     30 East Elm Street
                     Greenwich, Connecticut  06830
                     Attention:  Herbert S. Winokur, Jr.

                     Telecopy:  (203) 861-6671

               with a copy to:

                     Skadden, Arps, Slate, Meagher & Flom LLP
                     919 Third Avenue
                     New York, New York  10022
                     Attention:  Randall H. Doud
                     Telecopy:  (212) 735-3636


               (iv)  If to Harvard, addressed to:

                     Harvard Private Capital Group, Inc.
                     600 Atlantic Avenue
                     26th Floor
                     Boston, Massachusetts  02210-2203
                     Attention:  John Sallay
                     Telecopy:   (617) 523-1063

               with a copy to:

                     Ropes & Gray
                     One International Place
                     Boston, Massachusetts  02110-2624
                     Attention:  Larry Rowe
                     Telecopy:  (617) 951-7050

or to such other address or addresses or telecopy number or numbers as any of the parties hereto may most recently have designated in writing to the other parties hereto by such notice. All such communications shall be deemed to have been given or made when so delivered by hand or sent by telecopy, or three business days after being so mailed.

     Section 7.6.  Entire Agreement: Governing Law.
                   -------------------------------

     (a   This Agreement and the other writings referred to herein or delivered pursuant hereto which form a part hereof contain the entire agreement among the parties hereto with respect to the subject transactions contemplated hereby and supersede all prior oral and written agreements and memoranda and undertakings among the parties hereto with regard to this subject matter. The Company represents to the Shareholders that the rights granted to the holders hereunder do not in any way conflict with and are not inconsistent with the rights granted or obligations accepted under any other agreement (including the Certificate of Incorporation) to which the Company is a party. Neither the Company nor any Subsidiary of the Company will hereafter enter into any agreement with respect to its equity or debt securities which is inconsistent with the rights granted to any Shareholder under this Agreement without obtaining the prior written consent of such Shareholder.

     (B   THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF DELAWARE (WITHOUT GIVING EFFECT TO THE CHOICE OF LAW PRINCIPLES THEREOF).

     Section 7.7.  Injunctive Relief.  The Shareholders acknowledge and agree
                   -----------------
that a violation of any of the terms of this Agreement will cause the Shareholders irreparable injury for which an adequate remedy at law is not available. Therefore, the Shareholders agree that each Shareholder shall be entitled to, an injunction, restraining order or other equitable relief from any court of competent jurisdiction, restraining any Shareholder from committing any violations of the provisions of this Agreement.

     Section 7.8.  Availability of Agreement.  For so long as this Agreement
                   -------------------------
shall be in effect, this Agreement shall be made available for inspection by any Shareholder upon request at the principal executive offices of the Company.

     Section 7.9.  Headings.  The section and paragraph headings contained in
                   --------
this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 7.10. Recapitalizations, Exchanges, Etc. Affecting the Shares of
                   ----------------------------------------------------------
Common Stock; New Issuances.  The provisions of this Agreement shall apply, to
---------------------------
the full extent set forth herein with respect to the shares of Common Stock and to any and all equity or debt securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets, or otherwise) which may be issued in respect of, in exchange for, or in substitution of, such equity or debt securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, reclassifications, recapitalizations, reorganizations and the like occurring after the date hereof.

     Section 7.11.  Counterparts.  This Agreement may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     Section 7.12.  Arbitration.
                    -----------

          (a) Any disagreement, dispute, controversy or claim arising out of or relating to this Agreement or the transactions contemplated hereby, including, without limitation, the interpretation hereof and any breach, termination or invalidity hereof, shall be settled exclusively and finally (i) through good faith negotiation of the parties for a period not in excess of 30 days and (ii) in the event such negotiations do not yield a settlement within such 30-day period, by arbitration (irrespective of the magnitude thereof, the amount in controversy or whether such matter would otherwise be considered justiciable or ripe by a court or arbitral tribunal).

          (b) The arbitration shall be conducted in accordance with the commercial arbitration rules of the American Arbitration Association (the Arbitration Rules@), except as those rules conflict with the provisions of this
Section 7.12, in which event the provisions of this Section 7.12 shall control.

          (c) The arbitral tribunal shall consist of three arbitrators chosen in accordance with the Arbitration Rules. The arbitration shall be conducted in New York City. Any submission of a matter for arbitration shall include joint written instructions of the parties requiring the arbitral tribunal to render a decision resolving the matters submitted within 60 days following the submission thereof.

          (d) Any decision or award of the arbitral tribunal shall be final and binding upon the parties to the arbitration proceeding. The parties agree that the arbitral award may be enforced against the parties to the arbitration proceeding or their assets wherever they may be found and that a judgment upon the arbitral award may be entered in any court having jurisdiction thereof.

          (e) All out-of-pocket costs and expenses incurred by any party in connection with the resolution of any disagreement, dispute, controversy or claim pursuant to this Section 7.12, including, but not limited to, reasonable attorney's fees and disbursements, shall be borne by the party incurring the same; provided, however, that the arbitral tribunal shall have the discretion to
      --------  -------
declare any party as the Aprevailing party@ with respect to one or more of the issues that were the subject of the arbitration and to require the other parties to the arbitration to reimburse such Aprevailing party@ for some or all of its costs and expenses incurred in connection with such proceeding.

          (f) The costs of the arbitral tribunal shall be divided evenly between the parties, unless there is a Aprevailing party,@ in which case the arbitral tribunal may allocate more or all of such costs to the party thereto that is not the Aprevailing party@.

          (g) This Section 7.12 shall not prohibit or limit in any way any party from seeking or obtaining preliminary or interim injunctive or other equitable relief from a court for a breach or alleged breach of any of the covenants and agreements of another party contained in this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.


                         MRS. FIELDS' HOLDING COMPANY, INC.


                         By:__________________________
                            Name:
                            Title:



                         HARVARD PRIVATE CAPITAL HOLDINGS, INC.


                         By:___________________________
                            Name:
                            Title:


                         By:___________________________
                            Name:
                            Title:



                         CAPRICORN INVESTORS II, L.P.
                         By Capricorn Holdings L.L.C.,
                         General Partner


                         By:___________________________
                            Name:
                            Title:

                         MANAGEMENT INVESTORS:


                         _________________________________
                         Larry A. Hodges



                         _________________________________
                         L. Timothy Pierce



                         _________________________________
                         Michael R. Ward



                         _________________________________
                         Garry Remington



                         _________________________________
                         Julie Byerlein



                         _________________________________
                         Pat W. Knotts

                         DIRECTOR INVESTORS:



                         _________________________________
                         Peter Mullin


                         _________________________________
                         Richard Ferry


                         _________________________________
                         Walker Lewis


                         _________________________________
                         Gilbert Osnos



                         OTHER INVESTORS:


                         _________________________________
                         Karen Mills